MutualFirst Financial, Inc.

KBW 12th Annual Community Bank Investor Conference

August 3, 2011

Symbol: MFSF

David Heeter

President and CEO

Chris Cook

Chief Financial Officer

MutualFirst Financial, Inc.

Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation ReformAct of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the possibility that the expected cost savings, synergies and other financial benefits from the MFB acquisition might not be realized within the anticipated time frames and costs or difficulties relating to integration matters might be greater than expected changes in interest rates; the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; or regulatory changes.

The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

MutualFirst Financial, Inc.

David Heeter

President and CEO

MutualFirst Financial, Inc.

MutualBank Today

- Headquartered in Muncie, Indiana
- 122 years of continuous operations
- $1.4 billion in total assets
- $966 million in gross loans
- $1.2 billion in deposits
- 430 staff members
- 116,000 total accounts

MutualBank Markets

Unemployment Statistics

- 2009 Average - 11.9%
- 2010 Average - 10.6%
- 2011 Average (June) - 9.7%


Berrien
St Joseph
Elkhart
Kosciusko
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton

Full Service Financial Center
MutualWealth Office
Lending Office

Vision & Values

MutualFirst Financial, Inc.

Vision

We help people live better lives.

Values

Character

Compassion

Class

Competition

New Strategic Plan

<u>Five Value Drivers</u>

1. Credit
2. Earnings
3. Capital
4. Market
5. Plan

Chris Cook

Chief Financial Officer

MutualFirst Financial, Inc.

Total Assets


$1,429,932
$1,450,000
$1,400,000
$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
2009
2010
1st Qtr 2011
2nd Qtr 2011

*In Thousands

Balance Sheet Structure


Assets
Liabilities
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
21%
66%
81%
8%
Investments
Loans
Deposits
Borrowings
2009
2010
Jun-11

*Percentage of Total Assets

Gross Loan Balances


$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$966,094
2009
2010
1st Qtr 2011
2nd Qtr 2011

*In Thousands

Loan Mix


Mortgage
Consumer
Commercial
31%
47%
22%

June 2011

Net Charge-Offs/ Average Loans



2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.12%
0.20%
0.32%
4th Qtr 2008
1st Qtr 2009
2nd Qtr 2009
3rd Qtr 2009
4th Qtr 2009
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
Mortgage
Consumer
Commercial

*Annualized

Non-Performing Assets/ Total Assets


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.67%
2009
2010
1st Qtr 2011
2nd Qtr 2011

Non-Performing Loans/ Total Loans



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.12%
2009
2010
1st Qtr 2011
2nd Qtr 2011

Allowance for Loan Loss / Non-Performing Loans



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
52.97%
2009
2010
1st Qtr 2011
2nd Qtr 2011

Investments



$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$304,463
2009
2010
1st Qtr 2011
2nd Qtr 2011
*In Thousands

Projected Cash Flows - Investments


70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
50.90%
No Rate Change
Rates up 100
Rates up 200
Rates up 300

*In Thousands

Total Deposits


$1,161,570
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
2009
2010
1st Qtr 2011
2nd Qtr 2011

*In Thousands

Deposit Mix



70%
60%
50%
40%
30%
20%
10%
0%
57%
2009
2010
June 2011
43%
2009
2010
June 2011
Certificates
Transactional
2009
2010
Jun-11

Total Stockholder's Equity



$140,000
$135,000
$130,000
$125,000
$120,000
$115,000
$110,000
$105,000
$100,000
$136,022
2009
2010
1st Qtr 2011
2nd Qtr 2011

*In Thousands

Total Risk Based Capital


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.34%
2009
2010
1st Qtr 2011
2nd Qtr 2011

Financial Performance

MutualFirst Financial, Inc.

Net Income


$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$4,920
$1,230
2009
2010
1st Qtr 2011
2nd Qtr 2011
Income
Annualized

*In Thousands

Net Interest Income



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$42,216
$10,554
2009
2010
1st Qtr 2011
2nd Qtr 2011
Income
Annualized

*In Thousands

Net Interest Margin


3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
3.19%
2009
2010
1st Qtr 2011
2nd Qtr 2011

*In Thousands

Non-Interest Income


$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$13,496
$3,374
2009
2010
1st Qtr 2011
2nd Qtr 2011
Income
Annualized
*In Thousands

Non-Interest Expense


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$40,248
$10,062
2009
2010
1st Qtr 2011
2nd Qtr 2011
Expense
Annualized
*In Thousands

Efficiency Ratio


84.00%
82.00%
80.00%
78.00%
76.00%
74.00%
72.00%
70.00%
81.44%
72.37%
79.14%
72.24%
2009
2010
1st Qtr 2011
2nd Qtr 2011

Trust
Investment
Retirement Plan Services

MutualWealth
Management Group

Assets Under Management


$460,461
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2009
2010
1st Qtr 2011
2nd Qtr 2011

*In Thousands

MutualWealth Fee Income Generation


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,784
$1,392
2009
2010
YTD
Income
Annualized

*In Thousands

Retirement Plans
Mutual Funds
Annuities
529 Plans
Stocks & Bonds
401k Rollovers

MutualFinancial
Investment Services

MutualFinancial Gross Commission



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$984
$492
2009
2010
YTD
Income
Annualized

*In Thousands

Market Comparisons

MutualFirst Financial, Inc.

Return on Assets


0.60%
0.40%
0.20%
0.00%
-0.20%
-0.40%
-0.60%
-0.80%
-1.00%
0.48%
0.45%
0.50%
0.02%
0.46%
-0.74%
-0.57%
-0.88%
-0.19%
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
MFSF
Peer

*Peer = SNL microcap bank & thrift index

Return on Equity



6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
5.41%
-8.14%
4.79%
-5.53%
5.40%
-8.43%
-2.12%
1.07%
5.08%
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
MFSF
Peer

*Peer = SNL microcap bank & thrift index

Non-Performing Assets/Assets


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.00%
5.07%
5.05%
5.01%
2.31%
2.67%
3.20%
2.69%
2.67%
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
MFSF
Peer

*Peer = SNL microcap bank & thrift index

Net Charge Offs/Loans



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.92%
1.92%
2.14%
1.94%
1.44%
0.74%
0.78%
0.74%
0.64%
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
MFSF
Peer

*Peer = SNL microcap bank & thrift index

Price to Tangible Book



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
MFSF
KBW Thrift
KBW Bank

What does the future hold?



Thank You

MutualFirst Financial, Inc.